Exhibit 4.1.3

CONFIDENTIAL TREATMENT REQUESTED

Portions of this document have been omitted pursuant to a request for confidential treatment. Such omitted portions are indicated by asterisks (***) and have been filed separately with the SEC

AMENDMENT No. 5

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LAN AIRLINES S.A.

AND

AIRBUS S.A.S.

This amendment No. 5 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of December 23rd, 2009, by and between

AIRBUS S.A.S., having its principal office at: 1
Rond-Point Maurice Bellonte
3 1 7 0 7 B L A G N A C - C E D E X F R A N C E

(hereinafter referred to as the “Seller”) of the one part

AND

LAN AIRLINES S.A. having its principal office at :
Edificio Huidobro
Avenida Presidente Riesco 5711– 20th Floor Las
Condes
S A N T I A G O
C H I L E

(hereinafter referred to as the “Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”

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WHEREAS

A
The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th, 2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No. 1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B
The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, , and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C
The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D
The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the “Additional Aircraft”).

E
The Buyer and the Seller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F
The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set forth in Amendment No.3, into A319 aircraft type.

G
The Buyer and the Seller wish to enter into this amendment No. 5 to the Second A320 Family Purchase Agreement (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft and amending certain provisions of the Second A320 Family Purchase Agreement.

H	[xxx]

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[xxx]

NOW IT IS HEREBY AGREED AS FOLLOWS :

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0.           DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment No. 5 will have the meanings assigned to them in the Purchase Agreement (as defined below).

The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No.5.

Airframe	means the Aircraft excluding the Propulsion Systems.

Converted Aircraft	for the purpose of this Amendment N° 5 means the Aircraft as defined in Amendment N° 3.

Delivery	means the transfer of title to each Incremental Aircraft from the Seller to the Buyer in accordance with clause 9 to the Purchase Agreement.

Delivery Date	means the date on which Delivery shall occur.

Delivery Location	means the facilities of the Seller at the location, [xxx] of final assembly of the Incremental Aircraft.

Goods and Services	means any goods and services that may be purchased by the Buyer from the Seller, excluding Incremental Aircraft.

Manufacturer Agreement
means any of: (i) Purchase Agreement (as such relates to the Converted Aircraft and the Incremental Aircraft); [xxx] (iv) any agreement between the Buyer (and/or any of its Affiliates) and the Seller (and/or any of its Affiliates) relating to any financing or leasing arrangements relating to the Incremental Aircraft.

Purchase Agreement	means the Second A320 Family Purchase Agreement together with Amendments N° 1 to 4 thereto.

Specification	means the Standard Specification as modified by Specification Change Notices (SCN) to be selected after signature of this Amendment No.5 and which shall constitute the Buyer’s detailed Specification.

Standard Specification
means for the A319 Aircraft, the Standard Specification Document No J.000.01000, Issue 6 dated March 01st 2007 with the following design weights: MTOW: [xxx] tons, MLW: [xxx] tons, MZFW: [xxx] tons, and for which a preliminary list of SCNs is attached in Exhibit A of Appendix 1 to Amendment No.5, means for the A320 Aircraft, the Standard Specification Document No D.000.02000, Issue 7 dated March 01st 2007 with the following design weights: MTOW: [xxx] tons, MLW: [xxx] tons, MZFW: [xxx] tons, and for which a preliminary list of SCNs is attached in Exhibit B of Appendix 1 to Amendment No.5.

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1.	SCOPE

1.1
The Seller shall sell and deliver and the Buyer shall buy and take delivery of thirteen (13) A319-100 aircraft and seventeen (17) A320-200 aircraft (respectively the “A319 Aircraft” and the “A320 Aircraft”) upon the terms and conditions contained in this Amendment No.5 (hereinafter for the purposes of this Amendment N°5 collectively the “Incremental Aircraft”).

1.2
The Incremental Aircraft shall be divided into two (2) distinct batches. The first (1st) batch shall be comprised of the first ten (10) Incremental Aircraft with rank Nos 46 to 55 to be delivered by the Seller to the Buyer  [xxx].  The second (2nd) batch shall be comprised of the last twenty (20) Incremental Aircraft with rank Nos 56 to 75 to be delivered by the Seller to the Buyer [xxx].

1.3	The Parties agree to amend certain provisions of the Second A320 Family Purchase Agreement pursuant to the terms and conditions set out in this Amendment No.5.

1.4	All references to Aircraft in the Purchase Agreement and this Amendment N° 5 shall be deemed to include the Incremental Aircraft unless expressly stipulated otherwise herein.

1.5          [XXX]

2.            INCREMENTAL AIRCRAFT

2.1         DELIVERY SCHEDULE

2.1.1
With reference to the Aircraft bearing rank numbers 31 to 75 the Parties hereby agree to delete clause 9.1 of the Second A320 Family Purchase Agreement as amended pursuant to clause 2 of Amendment No. 1, clause 3.5 of Amendment No.2, clause 2 of Amendment No.3 and clause 3.1 of Amendment No.4 in its entirety and replace it with the following quoted text:

QUOTE

9.1	Delivery Schedule

9.1.1	Converted Aircraft: Advancement of Scheduled Delivery Months and Conversions of Aircraft type

The Parties agree to:

(i)	[xxx] the Scheduled Delivery Months of [xxx]with rank numbers 36 to 45 as set out in the table here below, and
(ii)
[xxx] as set forth in clause 4.1 of Amendment No.3 as amended by clause 3.3 of Amendment No.4, to convert the aircraft type [xxx] with rank numbers 37 to 40 and rank numbers 42 to 44 as set out in the table here below.

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Rank number	Original Scheduled Delivery Months	Revised Scheduled Delivery Months	Original Aircraft type	Revised Aircraft type
36	[xxx]	[xxx]	[xxx]	[xxx]
37	[xxx]	[xxx]	[xxx]	[xxx]
38	[xxx]	[xxx]	[xxx]	[xxx]
39	[xxx]	[xxx]	[xxx]	[xxx]
40	[xxx]	[xxx]	[xxx]	[xxx]
41	[xxx]	[xxx]	[xxx]	[xxx]
42	[xxx]	[xxx]	[xxx]	[xxx]
43	[xxx]	[xxx]	[xxx]	[xxx]
44	[xxx]	[xxx]	[xxx]	[xxx]
45	[xxx]	[xxx]	[xxx]	[xxx]

9.1.2	Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for Delivery at the Delivery Location in accordance with the following schedule: [xxx]

9.1.3	[xxx]

9.1.4
The Seller shall notify the Buyer, no later than [xxx] prior to [xxx] (the “Scheduled Delivery Quarter”), of the delivery month in respect of each such Aircraft. Each of such delivery months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

9.1.5	[xxx]

UNQUOTE

2.1.2
For the avoidance of doubt the provisions set forth in clause 9.1 of the Second A320 Family Purchase Agreement as amended pursuant to clause 2 of Amendment No.1, clause 3.5 of Amendment No.2, clause 2 of Amendment No.3, clause 2.1 of Amendment No.4 and relevant to the Aircraft with rank numbers 1 to 30 shall hereby remain in full force and effect.

2.2	SPECIFICATION

2.2.1	Incremental Aircraft Specification

With respect to the Incremental Aircraft, the Parties hereby agree to delete clause 1.2.1 of the Second A320 Family Purchase Agreement in its entirety and replace it with the Standard Specification as defined in this Amendment N° 5, as may be modified or varied after the date of this Amendment N° 5 by the Specification Change Notices listed in Exhibits A and B of Appendix 1 hereto.

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2.2.2	Clauses 1.2.2 and 1.2.3 of the Second A320 Family Purchase Agreement shall apply to the Incremental Aircraft.

2.2.3
With respect to the Incremental Aircraft, the Parties hereby agree to delete clauses 1.3 and 1.3.2 of the Second A320 Family Purchase Agreement, amended by clause 3.1 of Amendment No.2 in its entirety and replace them with the following quoted text:

QUOTE

1.3	The Airframe shall be equipped with a set of two (2) engines including nacelles and thrust reversers (the “Propulsion Systems”) as follows:

For the A319 Aircraft:

CFM INTERNATIONAL 56-5B6/3 (23,500 lb)
or
INTERNATIONAL AERO ENGINE V2524-A5 (23,500 lb)

For the A320 Aircraft:

CFM INTERNATIONAL 56-5B4/3 (27,000 lb)
or
INTERNATIONAL AERO ENGINE V2527E-A5 or V2527-A5 (26,500 lb)

1.3.1	It is hereby agreed by the parties that the Aircraft with rank numbers 31 to 45 shall be equipped with INTERNATIONAL AERO ENGINES Propulsion Systems

1.3.2
In the event the Buyer has not selected the Propulsion Systems for the Aircraft with rank numbers 46 to 75, as of the date of the Amendment No.5, the Buyer shall notify the Seller of such choice no later than [xxx]

1.3.3	[xxx]

UNQUOTE

3.            INCREMENTAL AIRCRAFT BASIC PRICES

It is hereby agreed that clauses 3.1 and 3.2 of the Second A320 Purchase Agreement shall not apply to the Incremental Aircraft and the Basic Prices of the Incremental Aircraft and the Final Price of the Incremental Aircraft are set forth in Appendix 2 Exhibits A and B to this Amendment No 5.

4.            GENERAL PAYMENT TERMS

4.1	With respect to the Incremental Aircraft, the Parties agree to delete sub-clause 5.2.2 of the Second A320 Purchase Agreement in its entirety and replace it as follows:

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QUOTE

5.2.2	Balance of the Final Aircraft Price

5.2.2.1
The Balance of the Final Aircraft Price payable by the Buyer to the Seller on the Delivery Date shall be the Final Aircraft Price less the amount of Predelivery Payment received by the Seller on or before the Delivery Date.

5.2.2.2	Upon receipt of the Seller’s invoice and immediately prior to Delivery of the Aircraft, the Buyer shall pay to the Seller the Balance of the Final Aircraft Price.

5.2.2.3	[xxx]

UNQUOTE

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4.2
With respect to the Incremental Aircraft, the Parties agree to delete sub-clauses 5.4.5 and 5.4.6 of the Second A320 Purchase Agreement as amended by clause 3.4.1 IV of the Amendment N° 2 in their entirety and replace them as follows:

QUOTE

[xxx]

UNQUOTE

5.	[xxx]

6.	AMENDMENT AND LETTER AGREEMENT STATUS

It is hereby agreed by the Parties that the letters agreements no [xxx] shall not in any way be applicable to the Incremental Aircraft as defined herein unless expressly stated otherwise in this Amendment N° 5.

7.	EFFECT OF THE AMENDMENT

7.1
This Amendment No. 5 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

7.2
The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No. 5 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

7.3	The Parties agree that this Amendment No. 5 shall constitute an integral, non- severable part of the Purchase Agreement and be governed by all of its provisions.

7.4
In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment N°5, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

7.5	This Amendment N° 5 will not be modified or varied except by an instrument in writing executed by both Parties.

7.6
Each of the Parties hereto agree that the provisions of this Amendment No. 5 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

7.7	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.5

7.8
This Amendment N°5 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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7.9	This Amendment N°5 shall be governed by and construed in accordance with the laws of [xxx].

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IN WITNESS WHEREOF this Amendment No. 5 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.	AIRBUS S. A. S.

Name :	/s/ Roberto Alvo	Name :	/s/ Christophe Mourey

Title :	Senior VP Corporate Development & Strategic Planning	Title :	Senior Vice President Contracts

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Armando Valdivieso

Date	:	Gerente General de Pasajeros

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Appendix 1 - Exhibit A – [xxx]

[xxx]

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Appendix 1 - Exhibit B – [xxx]

[xxx]

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Appendix 2 to Amendment 5
Exhibit A BASIC PRICES OF [xxx]

1.
With respect to the Aircraft of the [xxx] the provisions contained in clauses 3.1 and 3.2 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

3.1	PRICE OF [xxx]

The base price of each Aircraft of the [xxx] (the “Aircraft Base Price”) is the sum of:

[xxx]

.3.1.1	Airframe Base Price

The base prices of the Airframe (the “Airframe Base Price”) is the sum of:

(i)	[xxx]

All base prices are expressed in United States Dollars (USD) at [xxx] delivery conditions and are subject to adjustment in accordance with the Seller Price Revision Formula set out in Seller Price Revision Formula set forth in Exhibit A of Appendix 3 to Amendment No.5.

3.1.2	Propulsion Systems Base Price

The base price of the Propulsion Systems (the “Propulsion Systems Base Price”) shall be, as applicable pursuant to Clauses 3.1.2.1 or 3.1.2.2, the base price of the Propulsion Systems selected by the Buyer.

3.1.2.1	The base price of a set of two (2) CFM INTERNATIONAL Propulsion Systems is

[xxx]

at economic conditions prevailing for a theoretical delivery in xxx

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Appendix 2 to Amendment 5
Exhibit A BASIC PRICES OF [xxx]

Such base prices have been computed from the relevant reference prices of the propulsion systems (the “Propulsion Systems Reference Price”) as defined in Exhibit B of Appendix 3 to this Amendment No 5;

[xxx]

The CFM International Propulsion Systems Reference Prices have been established in accordance with the delivery conditions prevailing in [xxx] at Reference Composite Price Index of [xxx] and shall be subject to revision up to the Delivery Date of each Aircraft [xxx] in accordance with the CFM INTERNATIONAL Price Revision Formula set out in Exhibit B of Appendix 3 to Amendment No.5.

3.1.2.2	The base price for a set of two (2) IAE Propulsion Systems is:

[xxx]

at economic conditions prevailing for a theoretical delivery in [xxx]      .

Such base prices have been computed from the relevant reference prices of the propulsion systems (the “Propulsion Systems Reference Price”) as defined in Exhibit C of Appendix 3 to this Amendment No 5: [xxx]

The INTERNATIONAL AERO ENGINES Propulsion Systems Reference Prices are expressed at theoretical delivery conditions prevailing in [xxx] and shall be subject to revision up to the Delivery Date of each Aircraft [xxx] Delivery Date in accordance with the INTERNATIONAL AERO ENGINES Price Revision Formula set out in Clause 4.3 (as inserted by Exhibit C of Appendix 3 to Amendment No.5).

3.1.2.3
Seller confirms that the above-mentioned quotations as well as Propulsion Systems Manufacturer Price Revision Formulae (as set out in Clauses 4.2 and 4.3, as inserted by Exhibits B and C of Appendix 3 to Amendment No.5) are based upon information received from the respective Propulsion Systems Manufacturer and remain subject to any modification that might be imposed by the Propulsion Systems Manufacturer on the Seller.     [xxx]

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Appendix 2 to Amendment 5
Exhibit A BASIC PRICES OF [xxx]

3.2	Final Aircraft Price

The final price of each Aircraft of the [xxx] (the
“Final Aircraft Price”) at Delivery shall be the sum of:

(i)	[xxx]

(ii)	[xxx]

(iii)	[xxx]

(iv)	[xxx]

UNQUOTE

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Appendix 2 to Amendment 5
Exhibit B BASIC PRICES OF [xxx]

1.	With respect to the Aircraft [xxx] the provisions contained in clauses 3.1 and 3.2 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

3.1 PRICE OF [xxx]

The base price of each Aircraft [xxx] (the “Aircraft Base Price”) is the sum of:

[xxx]

3.1.1	Airframe Base Price

(i)	[xxx]

(ii)	[xxx]

All base prices are expressed in United States Dollars (USD) [xxx] delivery conditions and are subject to adjustment in accordance with the Seller’s Price Revision Formula set out in Exhibit D of Appendix 3 to this Amendment No.5.

3.1.2	Propulsion Systems Base Price

The base price of the Propulsion Systems (the “Propulsion Systems Base Price”) shall be, as applicable pursuant to Clauses 3.1.2.1 or 3.1.2.2, the base price of the Propulsion Systems selected by the Buyer.

3.1.2.1	The base price of a set of two (2) CFM INTERNATIONAL Propulsion Systems

[xxx]

at economic conditions prevailing for a theoretical delivery in January 2008.

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Appendix 2 to Amendment 5
Exhibit B BASIC PRICES OF[xxx]

Such base prices have been computed from the propulsion systems’ reference prices (the “Propulsion Systems Reference Price”) as defined in Exhibit E of Appendix 3 to Amendment No 5.

[xxx]

The CFM INTERNATIONAL Propulsion Systems Reference Prices have been established in accordance with the delivery conditions prevailing in [xxx] at Reference Composite Price Index of [xxx] and shall be subject to revision up to the Delivery Date of each Aircraft of [xxx] in accordance with the CFM INTERNATIONAL Price Revision Formula set out in Exhibit E of Appendix 3 of Amendment No.5.

3.1.2.2	The base price for a set of two (2) IAE Propulsion Systems is:

[xxx]

at economic conditions prevailing for a theoretical delivery in January 2008.

Such base prices have been computed from the Reference Prices of propulsion systems’ reference prices (the “Propulsion Systems Reference Price”) as defined in Exhibit F of Appendix 3 to Amendment No 5. :

[xxx]

The INTERNATIONAL AERO ENGINES Propulsion Systems Reference Prices are expressed at theoretical delivery conditions prevailing in [xxx] and shall be subject to revision up to the Delivery Date of each Aircraft [xxx]
Delivery Date in accordance with the INTERNATIONAL AERO ENGINES Price Revision Formula set out in Exhibit F of Appendix 3 to Amendment No.5.

3.1.2.3
Seller confirms that the above-mentioned quotations as well as Propulsion Systems Manufacturer Price Revision Formulae (as set out in Clauses 4.2 and 4.3, as inserted by Exhibits E and F of Appendix 3 to Amendment No.5) are based upon information received from the respective Propulsion Systems Manufacturer and remain subject to any modification that might be imposed by the Propulsion Systems Manufacturer on the Seller. [xxx]

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Appendix 2 to Amendment 5
Exhibit B BASIC PRICES OF [xxx]

3.2	Final Aircraft Price

The final price of each Aircraft [xxx] (the “Final Aircraft Price”) at Delivery shall be the sum of:

[xxx]

UNQUOTE

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Appendix 3 to Amendment 5
Exhibit A SELLER PRICE REVISION FORMULA OF [xxx]

With respect to the Aircraft of the [xxx] the provisions contained in Clause 4.1 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

[xxx]

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Appendix 3 to Amendment 5
Exhibit B CFM INTERNATIONAL PRICE REVISION FORMULA [xxx]

With respect to the Aircraft [xxx] the provisions contained in Clause 4.2 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

[xxx]

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Appendix 3 to Amendment 5
Exhibit C INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA [xxx]

With respect to the [xxx] the provisions contained in Clause 4.3 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

[xxx]

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Appendix 3 to Amendment 5
Exhibit D SELLER PRICE REVISION FORMULA
[xxx]

With respect to the Aircraft                     [xxx]                     the provisions contained in Clause 4.1 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

[xxx]

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Appendix 3 to Amendment 5
Exhibit D SELLER PRICE REVISION FORMULA
[xxx]

[xxx]

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Appendix 3 to Amendment 5
Exhibit D SELLER PRICE REVISION FORMULA
[xxx]

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Appendix 3 to Amendment 5
Exhibit E CFM INTERNATIONAL PRICE REVISION FORMULA
[xxx]

With respect to the [xxx] the provisions contained in Clause 4.2 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

[xxx]

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Appendix 3 to Amendment 5
Exhibit E CFM INTERNATIONAL PRICE REVISION FORMULA
[xxx]

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Appendix 3 to Amendment 5
Exhibit F: INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA
[xxx]

With respect to the [xxx] the provisions contained in Clause 4.3 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

[xxx]

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LETTER AGREEMENT Nº1A

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : PREDELIVERY PAYMENTS OF THE [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°1A to Amendment N°5 (the “Letter Agreement N°1A”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N°1A, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°1A.

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LETTER AGREEMENT Nº1A

1.
With respect to the Aircraft of the [xxx], the provisions contained in clause 5.1 and 5.2 of the Second A320 Family Purchase Agreement are hereby cancelled in their entirety and replaced by the following quoted provisions:

QUOTE

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Aircraft Price and/or any other amount due by the Buyer to the Seller, to the Seller’s account:

[xxx]

or to such other account as may be designated by the Seller in such other jurisdiction where the Buyer shall not be required to withhold or make other deductions on account of taxes in relation to such payment.

5.2	Predelivery Payments

5.2.1
The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each Aircraft  [xxx]. The predelivery payment reference price is determined by the following formula:

A = Pb (1 + [xxx]

Where

A	:	The predelivery payment reference price for Aircraft of the First
[xxx] to be delivered in year T;

T	:	the year of Delivery of the relevant Aircraft [xxx]

Pb	:	the Aircraft Base Price;

N	:	[xxx]

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LETTER AGREEMENT Nº1A

5.2.2 Such Predelivery Payments shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE

Upon signature of this Amendment No.5	[xxx]

On the first day of each of the following months prior to the Scheduled Delivery Month

[xxx] months	[xxx]

[xxx] months	[xxx]

[xxx] months	[xxx]

Total Payment prior to Delivery	[xxx]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Amendment No.5, such Predelivery Payments shall be made upon signature of this Amendment No.5.

UNQUOTE

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°1A.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°1A are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

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LETTER AGREEMENT Nº1A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°1A to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

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LETTER AGREEMENT Nº1B

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : PREDELIVERY PAYMENTS [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°1B to Amendment N°5 (the “Letter Agreement N°1A”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N°1B, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°1B.

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LETTER AGREEMENT Nº1B

1.
With respect to the Aircraft  [xxx]   the provisions contained in clause 5.1 and 5.2 of the Second A320 Family Purchase Agreement are hereby cancelled in their entirety and replaced by the following quoted provisions:

QUOTE

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Aircraft Price and/or any other amount due by the Buyer to the Seller, to the Seller’s account:

[xxx]

or to such other account as may be designated by the Seller in such other jurisdiction where the Buyer shall not be required to withhold or make other deductions on account of taxes in relation to such payment.

5.2	Predelivery Payments

5.2.1
The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each Aircraft on [xxx]. The predelivery payment reference price is determined by the following formula:

A = Pb [xxx]

Where

A	:	The predelivery payment reference price for Aircraft [xxx]
[xxx] to be delivered in year T;

T	:	the year of Delivery of the relevant Aircraft [xxx]

Pb	:	the Aircraft Base Price;

N	:	[xxx]

2/4

LETTER AGREEMENT Nº1B

5.2.2 Such Predelivery Payments shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE

Upon signature of this Amendment No.5	[xxx]

On the first day of each of the following months prior to the Scheduled Delivery Month

[xxx] months	[xxx]

[xxx] months	[xxx]

[xxx] months	[xxx]

Total Predelivery Payment prior to Delivery	[xxx]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Amendment No.5, such Predelivery Payments shall be made upon signature of this Amendment No.5.

UNQUOTE

2.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°1B.

3.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°1B are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

3/4

LETTER AGREEMENT Nº1B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°1B to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development and Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

4/4

LETTER AGREEMENT No2A

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject       : [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5” ), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°2A to Amendment N°5 (the “Letter Agreement N°2A”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N°2A, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°2A.

1/5

LETTER AGREEMENT No2A

1.	This Letter Agreement No.2A shall be applicable to the Aircraft [xxx] [xxx]

2.	[xxx]

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°2A.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°2A are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

2/5

LETTER AGREEMENT N°2A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°2A to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior VP Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/5

LETTER AGREEMENT No2B

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5” ), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°2B to Amendment N°5 (the “Letter Agreement N°2B”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N°2B, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°2B.

1/5

LETTER AGREEMENT No2B

1.	This Letter Agreement No.2B shall be applicable to the Aircraft [xxx] [xxx]

2.	[xxx]

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°2B.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°3A are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

2/5

LETTER AGREEMENT N°2B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°2B to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior VP Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/5

LETTER AGREEMENT No3A

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5” ), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°3A to Amendment N°5 (the “Letter Agreement N°3A”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N°3A, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°3A.

1/5

LETTER AGREEMENT No3A

1.	This Letter Agreement No.3A shall be applicable to the Aircraft of the [xxx] [xxx]

2.	[xxx]

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°3A.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°3A are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

2/5

LETTER AGREEMENT N°3A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°3A to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/5

LETTER AGREEMENT No3B

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5” ), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°3B to Amendment N°5 (the “Letter Agreement N°3B”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N°3B, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°3B.

1/4

LETTER AGREEMENT No3B

1.	This Letter Agreement No.3B shall be applicable to the Aircraft [xxx]

2	[xxx]

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°3B.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°3B are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

2/4

LETTER AGREEMENT N°3B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°3B to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/4

LETTER AGREEMENT No04

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5” ), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°04 to Amendment N°5 (the “Letter Agreement N°04”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be. [xxx]

Both Parties agree that this Letter Agreement N°04, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°04.

1/9

LETTER AGREEMENT No04

1.	[xxx]

2.	[xxx]

3.	[xxx]

4.	[xxx]

5.	[xxx]

6.	[xxx]

7.	[xxx]

8.	[xxx]

9.	[xxx]

10.	[xxx]

11.
Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°04.

12.	Confidentiality
Each of the Parties hereto agree that the provisions of this Letter Agreement N°04 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party.  [xxx]

2/9

LETTER AGREEMENT No04

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement No.4 to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/9

LETTER AGREEMENT No04

[xxx]

8/9

LETTER AGREEMENT No04

[xxx]

1 [xxx]

2 [xxx]

3 [xxx]

4 [xxx]

5 [xxx]

9/9

LETTER AGREEMENT No5A

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°5A to Amendment N°5 (the “Letter Agreement N°5A”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N° 5A, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°5A.

1/3

LETTER AGREEMENT No5A

1.	This Letter Agreement No.5A shall be applicable to the Aircraft [xxx]

[xxx]

2.	[xxx]

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N° 5A.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N° 5A are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

2/3

LETTER AGREEMENT N°5A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°5A to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/3

LETTER AGREEMENT No5B

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject :  [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°5B to Amendment N°5 (the “Letter Agreement N°5B”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N°5B, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°5B.

1/3

LETTER AGREEMENT No5B

1.	This Letter Agreement No.5B shall be applicable to the Aircraft [xxx]

2.	[xxx]

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°5B.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°5B are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

2/3

LETTER AGREEMENT N°5B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°5B to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/3

LETTER AGREEMENT No06

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : PRODUCT SUPPORT FOR INCREMENTAL AIRCRAFT

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5” ), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°6 to Amendment N°5 (the “Letter Agreement N°6”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N°6, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°6.

1/8

LETTER AGREEMENT No06

1.	GENERAL

1.1	For the avoidance of doubt, all quantities indicated below are the total quantities granted for the [xxx] firmly ordered Incremental Aircraft unless otherwise specified.

Should the Buyer decide to cancel any of the [xxx] Incremental Aircraft, the Seller reserves the right to modify the quantities as defined herein.

1.2
The Buyer and the Seller mutually agree that the contractual training allocations provided by the Seller under clauses 14.4.1, 15.1.1, 16.3 and 16.4.2 of the Second A320 Purchase Agreement shall not be applicable to the Incremental Aircraft.

In substitution, the Seller shall provide the Buyer with the training allocations defined in this Letter Agreement N°6.

1.3	The contractual training courses defined in Clause 2 here below shall be provided up to one (1) year after Delivery of the last firmly ordered Incremental Aircraft delivered under this Agreement.

2	TRAINING SUPPORT AND SERVICES

2.1
With respect to the Incremental Aircraft, the provisions contained in clause 16.3.1 of the Second A320 Family Purchase Agreement are hereby cancelled in their entirety and replaced by the following quoted provisions:

2.1.1
Notwithstanding the above Clause 1.3, the flight operations training courses as defined in this Clause 2 shall be granted to and may be utilised by the Buyer on the basis [xxx] [xxx] flight operations training courses during the [xxx]                        to the Delivery of each Incremental Aircraft.

2.1.2	Such flight operations training courses shall be granted on a cumulative basis.

2.1.3
Furthermore in the event the Buyer has any remaining flight operations training courses upon Delivery of the last Incremental Aircraft the Buyer may utilise such remaining flight operations training courses  [xxx]

QUOTE

16.3.1	Flight Crew Training Course

16.3.1.1
The Seller shall perform a flight crew training course program (standard transition course or a cross crew qualification program as applicable) for a total of [xxx] of the Buyer’s flight crews, each of which shall consist of one [xxx] The training manual used shall be the Seller’s Flight Crew Operating Manual (FCOM), except for base Flight training, for which the Buyer’s customized FCOM shall be used.

2/8

LETTER AGREEMENT No06

16.3.1.2
If a [xxx] is required, the Buyer shall use its delivered Aircraft, or any other aircraft operated by the Buyer, for any base flight training, which shall not [xxx] according to the related Airbus training course definition. In the event of it being necessary to ferry the Buyer’s delivered Aircraft to the location where the base flight training shall take place, the additional flight time required for the ferry flight to and/or from the base training field shall not be deducted from the base flight training allowance.

However, if the base flight training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the base flight training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the Aviation Authorities’ regulations related to the place of performance of the base flight training.

16.3.1.3	[xxx]

The Seller shall provide free of charge [xxx]         for a total of [xxx] of the Buyer’s flight crews having followed Flight Crew Training as per Clause 16.3.1.1 above.

UNQUOTE
2.2
With respect to the Incremental Aircraft, the provisions contained in clause 16.3.3 of the Second A320 Family Purchase Agreement are hereby cancelled in their entirety and replaced by the following quoted provisions:

QUOTE

16.3.3	Maintenance Training

The Seller shall provide to the Buyer [xxx] of maintenance training [xxx] for the Buyer’s personnel.

The available courses are listed in the Seller’s applicable Training Courses Catalog.

The above trainee days shall be used solely for the Maintenance training courses as defined in the Seller’s applicable Training Courses Catalog.

Within the above trainee days allowance, the number of Engine Run-up courses shall be limited to [xxx] per Incremental Aircraft and to a [xxx] in total.

The Buyer shall provide the Seller with an attendance list of trainees at the latest [xxx] the start of the training course.

The practical training provided in the frame of maintenance training is performed exclusively on the training devices in use in the Seller’s Training Centers or Affiliated Training Centers.

3/8

LETTER AGREEMENT No06

In the event of practical training on aircraft being requested by the Buyer, such practical training can be organized with the assistance of the Seller, in accordance with Clause 16.3.3

UNQUOTE
2.3
With respect to the Incremental Aircraft, the provisions contained in clause 16.3.7 of the Second A320 Family Purchase Agreement are hereby cancelled in their entirety and replaced by the following quoted provisions:

QUOTE
16.3.7	Trainee days accounting

Trainee days are counted as follows:

For instruction at the Seller’s Training Centers or Affiliated Training Centers:  [xxx] of instruction for [xxx] trainee equals [xxx] trainee day. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

For instruction outside of the Seller’s Training Centers or Affiliated Training Centers: [xxx] day of instruction by [xxx] Seller Instructor equals the actual number of trainees attending the course or a minimum of [xxx] trainee days, except for structure maintenance training course(s).

For structure maintenance training courses outside the Seller’s Training Center(s) or Affiliated Training Centers, [xxx]    day of instruction by [xxx]    Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

For practical training, whether on training devices or on aircraft, [xxx]    day of instruction by [xxx]    Seller Instructor equals the actual number of trainees attending the course or a minimum of [xxx]    trainee days.

UNQUOTE

3	SELLER REPRESENTATIVE SERVICES

3.1
The Parties agree that the Seller’s representative allocations provided to the Buyer under clause 15.1.1 of the Second A320 Purchase Agreement shall not be applicable to the Incremental Aircraft. In substitution, the Seller shall provide the Buyer with the Seller Representative allocation for the Incremental Aircraft as defined hereunder.

QUOTE

4/8

LETTER AGREEMENT No06

15.1	The Seller shall provide to the Buyer, Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for a total of One Hundred and Forty-four (144) man-months.

For the sake of clarification, such Seller Representatives’ services shall include initial Aircraft Entry Into Service (EIS) assistance and sustaining support services.

The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed three (3) Seller Representatives.

UNQUOTE

4	TECHNICAL DATA AND SOFTWARE REVISION SERVICE

4.1
The Parties agree that the terms and conditions of the Technical Publications Revision Service (now called Technical Data and Software Revision Service) provided to the Seller under clause 14.4.1 of the Second A320 Purchase Agreement shall not be applicable to the Incremental Aircraft. In substitution, the Seller shall provide the Buyer with the Technical Data and Software Revision Service for the Incremental Aircraft as defined hereunder.

QUOTE

14.4.1	General

For each firmly ordered Incremental Aircraft covered under the Amendment No 5, the Technical Data and Software Revision Service shall be provided [xxx]
[xxx]    basis for a period of [xxx]
[xxx].

Thereafter the Revision Service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

Mandatory changes (including Aviation Authority Airworthiness Directives) and Alert Service Bulletins shall be incorporated into the Technical Publications at no charge [xxx]

UNQUOTE

5	LOAD AND TRIM SHEET SOFTWARE

5.1	Description

The “Load and Trim Sheet Software” (LTS) is a ground software which allows the Buyer to produce, for a given aircraft configuration, a cabin configuration combination, a paper trim sheet with the standard Airbus layout and its associated AHM 560 document.

5/8

LETTER AGREEMENT No06

5.2	Commercial Conditions

For the avoidance of doubt, the Parties agree that the [xxx] for LTS as provided through clause 4.2 of the letter agreement No. 7 of the Amendment 2 of the Second A320F Purchase Agreement[xxx] and for the  [xxx] It being understood that both Parties further agree that the term “Buyer’s fleet” therein referred shall be defined as the Seller’s aircraft in operation and firmly ordered at the time of signature of the subject letter agreement No. 7 and including [xxx].

Notwithstanding the foregoing, LTS shall be provided to the Buyer [xxx] for [xxx] for the period of time between the Delivery of the applicable Incremental Aircraft and the 31 December of the year of its Delivery.

After said period, the LTS shall be [xxx] to the Buyer at standard[xxx]  as set forth in the Seller’s then current Customer Services Catalog.

5.3	Delivery

Delivery of LTS shall be mutually scheduled and agreed upon between the parties.

5.4	Installation

Prerequisites to the functioning of LTS and conditions of site preparation shall be indicated by the Seller to the Buyer.

[xxx]

5.5	Support

Support, assistance and training may be provided upon the Buyer’s request on a chargeable basis at the rates defined in the Seller’s Customer Services Catalog.

5.6	Licence

The use of LTS by the Buyer is subject to the signature of the applicable LTS License Agreement by the Buyer.

6.	ASSIGNMENT

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°6.

7.	CONFIDENTIALITY

Each of the Parties hereto agree that the provisions of this Letter Agreement N°6 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

6/8

LETTER AGREEMENT No06

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°6 to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

7/8

LETTER AGREEMENT No7A

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5” ), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7A to Amendment N°5 (the “Letter Agreement N°7A”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N° 7A, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7A.

1/21

LETTER AGREEMENT No7A

This Letter Agreement No.7A shall be applicable to the [xxx]
1	[xxx]

2	[xxx]

3	[xxx]

4	[xxx]
5	[xxx]

6	[xxx]
7	[xxx]

8	[xxx]

9	[xxx]

10.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement No 7A.

11.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°7A are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

2/21

LETTER AGREEMENT No7A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7A to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior VP Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/21

LETTER AGREEMENT No7A

[xxx]

21/21

LETTER AGREEMENT No7B

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5” ), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7B to Amendment N°5 (the “Letter Agreement N°7B”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N°7B, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7B.

1/20

LETTER AGREEMENT No7B

This Letter Agreement No.7B shall be applicable to the [xxx]

1	[xxx]

2	[xxx]

3	[xxx]

4	[xxx]

5	[xxx]

6	[xxx]

7	[xxx]

8	[xxx]

9	[xxx]

10.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement No 7B.

11.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°7B are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

2/20

LETTER AGREEMENT N°7B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7B to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/20

LETTER AGREEMENT No7B

[xxx]

20/20

LETTER AGREEMENT No8

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5” ), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°8 to Amendment N°5 (the “Letter Agreement N°8”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Letter Agreement N°8, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°8.

1/3

LETTER AGREEMENT No8

1.	[xxx]

2.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°8.

3.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°8 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

2/3

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°8 to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/3

SIDE LETTER No1

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : [xxx]

LAN Airlines S.A (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an amendment N°5 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°5”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this side letter N°1 to Amendment N°5 (the “Side Letter N°1”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°5 as the case may be.

Both Parties agree that this Side Letter N°1, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°5 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter N°1.

1/4

SIDE LETTER No1

1.	[xxx]

2.  [xxx]

3.	Assignment

This Side Letter N°1 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Side Letter N°1 shall be void and of no force or effect.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Side Letter N°1 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [xxx]

2/4

SIDE LETTER N°1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Side Letter N°1 to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	/s/ Roberto Alvo	By	:	/s/ Christophe Mourey

Its	:	Senior V.P. Corporate Development & Strategic Planning	Its	:	Senior Vice President Contracts

Date	:		Date	:

LAN AIRLINES S.A.

By	:	/s/ Armando Valdivieso

Its	:	Gerente General de Pasajeros

Date	:

3/4